UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 5, 2021

GLOBAL PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-32593	74-3140887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 9161

800 South Street

Waltham, Massachusetts 02454-9161

(Address of Principal Executive Offices)

(781) 894-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units representing limited partner interests	GLP	New York Stock Exchange

9.75% Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units representing limited partner interests	GLP pr A	New York Stock Exchange

9.50% Series B Fixed Rate Cumulative Redeemable Perpetual Preferred Units representing limited partner interests	GLP pr B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On May 5, 2021, Global Partners LP (the “Partnership”) and certain of its subsidiaries entered into the Fifth Amendment to Third Amended and Restated Credit Agreement (the “Fifth Amendment”), which further amends the Third Amended and Restated Credit Agreement dated April 25, 2017 (as amended, the “Credit Agreement”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

The Fifth Amendment amends certain terms, provisions and covenants of the Credit Agreement, including, without limitation:

(i)	increases the aggregate commitments under the facilities with the commitment under the working capital revolving credit facility increased to $800.0 million from $770.0 million and the commitment under the revolving credit facility increased to $450.0 million from $400.0 million;

(ii)	extends the maturity date for the Credit Agreement from April 29, 2022 to May 6, 2024;

(iii)	decreases by 0.125% the applicable rate under the working capital revolving credit facility for borrowings of base rate loans, Eurocurrency rate loans and cost of funds rate loans and for issuances of letters of credit; and

(iv)	reduces the Eurocurrency rate floor to zero basis points and the cost of funds rate floor to zero basis points.

The foregoing description of the Fifth Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Fifth Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

All other material terms of the Credit Agreement remain substantially the same as disclosed in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2020.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The description of the Fifth Amendment to the Credit Agreement under Item 1.01 above is incorporated in this Item 2.03 by reference.

Item 9.01.	Financial Statements and Exhibits

(d)            Exhibits

Exhibit No.	Description

10.1	Fifth Amendment to Third Amended and Restated Credit Agreement, dated as of May 5, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL PARTNERS LP

	By:	Global GP LLC,
its general partner

Dated: May 6, 2021	By:	/s/ Edward J. Faneuil
Executive Vice President, General Counsel and Secretary